UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2009

OCWEN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1661 Worthington Road, Suite 100
West Palm Beach, FL 33409
(Address of principal executive offices including Zip Code)

(561) 682-8000

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into Material Definitive Agreement.

On August 12, 2009, Ocwen Financial Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and Barclays Capital Inc. (as representatives of the several underwriters named therein, and together with such underwriters, the “Underwriters”) relating to the issuance and sale of 28,000,000 shares of common stock of the Company (“Common Stock”), at a per share price to the public of $9.00. Pursuant to the terms and conditions of the Underwriting Agreement, the Company granted the Underwriters an over-allotment option to purchase all or any part of 4,200,000 additional shares of Common Stock on the same terms and conditions. On August 13, 2009, the Underwriters exercised the over-allotment option in full. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and incorporated herein by reference.

Certain of the Underwriters and their affiliates have provided in the past to the Company and its affiliates and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for the Company and its affiliates in the ordinary course of our business, for which they have received and may continue to receive customary fees and commissions. In addition, from time to time, certain of the Underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in our debt or equity securities or loans, and may do so in the future.

Item 8.01	Other Events.

On August 18, 2009, the Company issued a press release (the “Settlement Press Release”) announcing the completion of its public offering of 32,200,000 shares of Common Stock, which includes 4,200,000 shares of Common Stock purchased by the Underwriters pursuant to the full exercise of the over-allotment option granted under the Underwriting Agreement.

A copy of the Settlement Press Release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

The information in this Item 8.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Exhibit No.	Document

1.1

Underwriting Agreement dated August 12, 2009, between J.P. Morgan Securities Inc. and Barclays Capital Inc., as representatives of the several underwriters listed therein, and Ocwen Financial Corporation.

99.1	Press release of Ocwen Financial Corporation dated August 18, 2009.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Dated: August 18, 2009	By:	/s/ David J. Gunter

	Name:	David J. Gunter
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

1.1

Underwriting Agreement dated August 12, 2009, between J.P. Morgan Securities Inc. and Barclays Capital Inc., as representatives of the several underwriters listed therein, and Ocwen Financial Corporation.

99.1	Press release of Ocwen Financial Corporation dated August 18, 2009.